UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2022
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On October 27, 2022, Altria Group, Inc. (“Altria”) issued a press release announcing its financial results for the quarter ended September 30, 2022. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 2.02.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing or document.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Director
Altria’s Board of Directors (the “Board”) has retirement guidelines that require a director who will have attained the age of 75 as of the date of the next annual meeting of Altria’s shareholders to tender his or her written resignation to the Board at least six months prior to that annual meeting. The resignation is subject to acceptance by the Board and effective at the time specified by the Board. In accordance with the retirement guidelines, W. Leo Kiely III (age 75), a director of Altria since 2011, submitted his written resignation to the Board, and, on October 26, 2022, the Board, based on the recommendation of the Board’s Nominating, Corporate Governance and Social Responsibility Committee, accepted Mr. Kiely’s resignation effective upon completion of his current term. Mr. Kiely will serve through his current term, but will not stand for re-election to the Board at Altria’s 2023 Annual Meeting of Shareholders, which is anticipated to be held on May 18, 2023.

Election of Director
On October 26, 2022, the Board increased the size of the Board from 12 to 13 and elected Jacinto Hernandez to the Board, in each case, effective November 1, 2022. The Board also elected Mr. Hernandez to the Board’s Finance and Innovation Committees, effective November 1, 2022.
The Board affirmatively determined that Mr. Hernandez qualifies as an independent director under the New York Stock Exchange listing standards and Altria’s standards for director independence.
Mr. Hernandez will be compensated for his service on the Board pursuant to Altria’s existing compensation program for non-employee directors, which is described under “Director Compensation” in Altria’s proxy statement for its 2022 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission on April 7, 2022) and is incorporated by reference in this Item 5.02.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 26, 2022, the Board, as part of a periodic review of Altria’s governance documents, approved changes to Altria’s Amended and Restated By-Laws, effective as of October 26, 2022 (as amended and restated, the “By-Laws”). The amendments, among other things:
•expand the scope of disclosures required by a shareholder seeking to bring a director nomination or other business before a meeting of shareholders (“proposing shareholder”) to include:
•any rights to dividends on Altria shares owned beneficially by the shareholder and any affiliates or associates or other parties with whom the shareholder is acting in concert (each, an “associated person”) that are separated or separable from the underlying Altria shares;
•any proportionate interest in Altria shares or any derivative instruments held, directly or indirectly, by a general or limited partnership or limited liability company or similar entity in which the shareholder or any associated person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of a limited liability company or similar entity; and
•any performance-related fees (other than an asset-based fee) that the shareholder or any associated person is entitled to based on the increase or decrease in the value of Altria shares or derivative instruments;

•expand the scope of disclosures required by a proposing shareholder seeking to bring a director nomination (“shareholder nominee”) to include:
•the name, age, business address and, if known, residence address of each shareholder nominee for whom the shareholder is proposing or intends to solicit proxies and of each shareholder nominee who would be presented for election at the annual meeting in the event of a need to change the shareholders’ original slate; and
•a representation as to whether the shareholder or any associated person intends to solicit proxies in support of director nominees other than individuals nominated by the Board (“board nominees”) in compliance with the requirements of Rule 14a-19(b) under the Exchange Act;
•clarify that, in addition to complying with the advance notice provisions in the By-Laws, each proposing shareholder and any associated person must also comply with all applicable requirements of Altria’s Articles of Incorporation, the By-Laws and state and federal law, including the Exchange Act, with respect to any such proposal or the solicitation of proxies with respect thereto;
•provide that any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white;
•provide that (a) no shareholder or associated person may solicit proxies in support of any nominees other than board nominees unless such shareholder and associated person complies with Rule 14a-19 under the Exchange Act in connection with the solicitation of such proxies, including the provision to Altria of notices required thereunder in a timely manner, and (b) if such shareholder or associated person (i) provides notice pursuant to Rule 14a-19(b) under the Exchange Act and (ii) subsequently fails to comply with any of the requirements of Rule 14a-19 under the Exchange Act, then Altria will disregard any proxies or votes solicited for such shareholder’s nominees;
•provide that, if any shareholder or associated person provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such shareholder or associated person must deliver to Altria, upon its request, reasonable evidence that such shareholder or associated person has met the requirements of Rule 14a-19 under the Exchange Act no later than five business days prior to the applicable meeting;
•require shareholder nominees and board nominees to provide any additional information necessary to permit the Board to determine the nominee’s independence;
•provide that if Altria increases the number of directors to be elected to the Board and does not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by the By-Laws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to Altria’s secretary not later than the close of business on the tenth day following the day on which the public announcement naming all nominees or specifying the size of the increased Board is first made by Altria; and
•make various other updates, including clarifying, ministerial and conforming changes.
The foregoing description of amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached as Exhibit 3.1 and is incorporated by reference in this Item 5.03.
Item 7.01.    Regulation FD Disclosure.
On October 27, 2022, in connection with Mr. Kiely’s retirement from the Board and Mr. Hernandez’s election to the Board, Altria issued a press release, a copy of which is attached as Exhibit 99.2 and is incorporated by reference in this Item 7.01.
Also on October 27, 2022, Altria issued a press release announcing an expanded heated tobacco portfolio through a new joint venture with Japan Tobacco Inc. (“JT”) for the U.S. marketing and commercialization of heated tobacco stick (“HTS”) products and providing updates on its wholly owned heated tobacco product development. A copy of the press release is attached as Exhibit 99.3 and is incorporated by reference in this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01.    Other Events.
On October 26, 2022, Altria, through its Philip Morris USA Inc. (“PM USA”) subsidiary, entered into a joint venture with JTI (US) Holding, Inc. (“JTIUH”), a subsidiary of JT, for the U.S. marketing and commercialization of HTS products, which are defined in the joint venture agreement as products that include both (i) a tobacco heating device intended to heat the consumable without combusting and (ii) a consumable that meets the definition of a cigarette under the U.S. Federal Cigarette Labeling and Advertising Act. The joint venture is structured to exist in perpetuity and forms the Horizon Innovations LLC (“Horizon”) entity, which is responsible for the U.S. commercialization of current and future HTS products owned by either party. Upon pre-market tobacco application authorization, Horizon will become the exclusive entity through which the parties market and commercialize HTS products in the U.S. The parties expect to jointly prepare U.S. Food and Drug Administration filings for the latest version of Ploom HTS products. Upon pre-market tobacco application authorization of Ploom HTS products, JTIUH will supply Ploom HTS devices and PM USA will manufacture Marlboro HTS consumables for U.S. commercialization.
PM USA holds a 75% economic interest in Horizon, with JTIUH having a 25% economic interest. Horizon is governed by a board of managers comprised of four individuals designated by PM USA and three individuals designated by JTIUH. Both PM USA and JTIUH are also entitled to designate up to three board observers.
PM USA is responsible for making an initial $150 million in capital contributions to Horizon as charges are incurred. Any additional capital contributions made to Horizon after the initial $150 million will be split according to economic ownership. The parties have agreed to commercialization milestones for Horizon, which include distribution requirements and minimum levels of cumulative marketing investment. The parties will both maintain independent ownership of their respective intellectual property, including any intellectual property acquired that supports the development of future HTS products.
This Current Report on Form 8-K contains certain forward-looking statements with respect to the joint venture with JT for the marketing and commercialization of HTS products in the U.S., which are subject to various risks and uncertainties. These forward-looking statements relate to, among other things, the perpetual nature of the joint venture. Factors that may cause actual results to differ include risks relating to Altria’s ability to realize the expected benefits of the transactions and future partnerships in the expected manner or timeframe, if at all, prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties or their plans for future collaboration and partnerships, the outcome of any legal proceedings or investigations that may be instituted against the parties or others related to the transaction, the ability of Altria and JT to enter into future partnerships on terms acceptable to both parties and in the expected manner or timeframe, if at all. Other risk factors are detailed from time to time in Altria’s quarterly reports on Form 10-Q and most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Altria assumes no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	3.1	Amended and Restated By-Laws of Altria Group, Inc. (effective as of October 26, 2022)
	99.1	Altria Group, Inc. Press Release, dated October 27, 2022 (furnished under Item 2.02)
	99.2	Altria Group, Inc. Press Release, dated October 27, 2022 (furnished under Item 7.01)
	99.3	Altria Group, Inc. Press Release, dated October 27, 2022 (furnished under Item 7.01)
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    October 27, 2022

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